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                                                                    EXHIBIT 10.2


           AMENDED AND RESTATED CONSENT OF BANKS AND FIRST AMENDMENT
              TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     This Amended and Restated Consent of Banks and First Amendment to Amended and Restated Revolving Credit Agreement is entered into on this 15th day of May, 1997, effective the 4th day of April, 1997, and is made and entered into by and among HALTER MARINE GROUP, INC., a Delaware corporation ("Borrower") and the undersigned Banks, including Whitney National Bank in its capacity as a Bank and as Agent for the Banks under the Amended and Restated Revolving Credit Agreement (which is hereinafter described) and constitutes an amendment and restatement of the Consent of Banks and First Amendment to Amended and Restated Revolving Credit Agreement, effective April 4, 1997.

     WHEREAS, the parties hereto entered into an Amended and Restated Revolving Credit Agreement, effective December 31, 1996 (the "Revolving Credit Agreement");

     WHEREAS, Borrower has requested the Banks to consent to one of its Subsidiaries purchasing additional Subsidiaries and to the incurrence of Indebtedness in connection therewith.

     NOW THEREFORE, for good and adequate consideration the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. As used herein, capitalized terms not defined herein shall have the meanings attributed to them in the Revolving Credit Agreement.

     2. The Banks do hereby consent to the purchase by Halter Marine, Inc. ("Halter-Nevada"), a Nevada Corporation and wholly owned Subsidiary of Borrower, and consent to the use of Nineteen Million Three Hundred Seventy-Two Thousand Five Hundred Dollars ($19,372,500.00) in Loan proceeds (the "$19,372,500.00 Loan") obtained by Borrower for the purchase of (a) Fifty-One Thousand (51,000) shares of capital stock of Maritime Holdings, Inc.("MHI"), a Delaware Corporation, for the price and sum of Fifteen Million Four Hundred Ninety-Eight Thousand Dollars ($15,498,000.00) and (b) One Hundred Two (102) shares of the capital stock of Texas Drydock, Inc. ("TDI"), a Texas Corporation, for the price and sum of Three Million Eight Hundred Seventy-Four Thousand Five Hundred Dollars ($3,874,500.00) (collectively, the "MHI and Texas Drydock Acquisition").

     3. The consent of the Banks to the MHI and Texas Drydock Acquisition is subject to Borrower paying and Borrower agrees to pay, within six (6) months after the effective date of this Amended and Restated Consent of Banks and First Amendment to Amended and Restated Revolving Credit Agreement, the $19,372,500.00 Loan incurred for the MHI and Texas Drydock Acquisition through the incurrence of a future Loan or other Indebtedness (in each case, in accordance with the terms of the Revolving Credit Agreement). Borrower acknowledges and agrees that the further consent of the Required Banks is required in order for Borrower to incur any such future Loan or other Indebtedness described in this Paragraph 3 which consent shall not be unreasonably withheld.

     4. The Banks do hereby further consent to the purchase by Halter-Nevada of Forty-Nine Thousand (49,000) shares of capital stock of MHI and Ninety-Eight
(98) shares of capital stock of TDI, for the total price and sum of Twenty-Seven Million Dollars ($27,000,000.00). The Banks do hereby further consent to Halter-Nevada incurring Indebtedness in favor of the
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sellers (including the note payable to the escrow agent) of such shares of MHI and TDI set forth in this paragraph 4 in the amount of Twenty-Seven Million Dollars ($27,000,000.00) bearing interest at the rate of seven and one-tenth (7 1/10%) percent per annum and due and payable on January 15, 1998 (such Indebtedness, as it may be amended, renewed, replaced or refinanced, other than through a Loan, shall be referred to as the "Seller Indebtedness"). Borrower represents and warrants that after the purchases of MHI and TDI stock set forth in paragraphs 2 and 4 hereof, Halter-Nevada will be the holder and owner of all of the issued and outstanding stock of MHI and TDI. Borrower acknowledges and agrees that the further consent of the Required Banks is required in order for Borrower to incur any future Loan or other Indebtedness to pay off the Seller Indebtedness which consent shall not be unreasonably withheld.

     5. The parties hereto do hereby amend and restate the definition of "Company Business" in the Revolving Credit Agreement to read as follows:

     Company Business shall mean (i) the construction, repair and conversion of ocean-going and inland vessels, (ii) the construction, repair and conversion of drilling rigs, barges and vessels, (iii) the production of any component of or accessory to any such ocean-going or inland vessel or drilling rig, barge or vessel, (iv) any other similar type of production, construction or manufacturing, (v) any financing related to the sale of any of the Borrower's or any Subsidiary's products, and (vi) any other activities ancillary to the foregoing.

     6. The parties hereto do hereby amend and restate the definition of "Subsidiary" in the Revolving Credit Agreement to read as follows:

     Subsidiary shall mean (a) any corporation of which more than fifty percent (50%) of the issued and outstanding capital stock entitled to vote for the election of directors (other than by reason of default in the payment of dividends) is at the time owned directly or indirectly by Borrower and/or any one or more Subsidiary of Borrower, or (b) any partnership, limited liability company, business trust, or any other similar entity of which more than fifty percent (50%) of the voting interests is at the time owned directly or indirectly by Borrower and/or any one or more Subsidiary of Borrower, and specifically including, but not limited to, each of the entities described on Schedule 7.8 hereto.

     7. The parties hereto do hereby amend and restate Section 7.8 of the Revolving Credit Agreement to read as follows:

     7.8 Subsidiaries. There are no Subsidiaries other than as identified on
     Schedule 7.8 attached hereto, as the same may from time to time be amended, modified or supplemented as provided herein. The capital stock of each Subsidiary is duly authorized, validly issued and fully paid and nonassessable and is owned solely by Borrower and/or any one or more Subsidiaries. Except as disclosed on Schedule 7.8 attached hereto and TDI International, Ltd.'s interest in TDI Nass International, W.L.L., neither Borrower nor any of its Subsidiaries, individually or collectively, owns or holds, directly or indirectly, any capital stock or equity security of, or any equity interest in, any corporation or business. Borrower may at any time amend, modify or supplement Schedule 7.8 by notifying the Agent in writing of any changes thereto,

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     including any formation, acquisition, merger or liquidation of Subsidiaries or any change in the capitalization of any Subsidiary, in each case, in accordance with the terms of this Agreement and provided that any such new Subsidiary shall, within thirty (30) days of the creation or acquisition of such Subsidiary, execute and deliver to Agent for the benefit of all the Banks a Continuing Guarantee in form of Exhibit C annexed hereto and made a part hereof.

     8. Borrower represents and warrants that TDI International, Ltd. owns Forty-Nine (49%) percent of TDI Nass International, W.L.L., a limited liability company organized under the laws of Bahrain. Investments by Borrower and/or any one or more Subsidiaries in TDI Nass International, W.L.L. shall not be considered Restricted Investments so long as the amount of such Investments in TDI Nass International, W.W.L. made after the effective date hereof does not in the aggregate exceed Five Million Dollars ($5,000,000.00).

     9. The parties hereto do hereby amend and restate Section 4.1(a)(vii) of the Revolving Credit Agreement to read as follows:

     (vii) the sum of (A) the aggregate undrawn face amount of all outstanding Letter(s) of Credit securing or guaranteeing obligations of or performance by Offshore plus (B) the aggregate principal amount of all outstanding Letter of Credit Loans arising out of Letter(s) of Credit securing or guaranteeing obligations of or performance by Offshore shall not at any one time exceed the Offshore Commitment.

     10. Within ten (10) days of the execution date hereof Borrower shall furnish Agent with the following:

     (a)  Continuing Guarantees executed by MHI, TDI and TDI International, Ltd.

     (b) Such resolutions and certificates of MHI, TDI and TDI International, Ltd. and their officers relating to the execution, delivery and performance by MHI, TDI and TDI International, Ltd. of Continuing Guarantees and such opinions of McGlinchey Stafford, a Professional Limited Liability Company, or other counsel acceptable to Agent, relating to the execution, delivery and performance by MHI and TDI of Continuing Guarantees as may be required by Agent and satisfactory in form and substance to the Agent;

     (c) Such resolutions and certificates of Borrower and its officers relating to the execution, delivery and performance by Borrower of this Amended and Restated Consent of Banks and First Amendment to Amended and Restated Revolving Credit Agreement as may be required by Agent and satisfactory in form and substance to the Agent; and

     (d) An agreement by the Subsidiaries (except MHI, TDI and TDI International, Ltd.) in such form as Agent may require consenting to the execution of this Amended and Restated Consent of Banks and First Amendment to Amended and Restated Revolving Credit Agreement together with such resolutions and certificates of such Subsidiaries and their officers relating thereto as may be required by Agent and satisfactory in form and substance to the Agent.

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     10.  An amended and restated Schedule 7.8 to the Revolving Credit Agreement is annexed hereto.

     11. An amended and restated Schedule 7.12 to the Revolving Credit Agreement is annexed hereto.

     12. In connection with the foregoing and only in connection with the foregoing, the Revolving Credit Agreement is hereby amended, but in all other respects all of the terms, conditions and provisions of the Revolving Credit Agreement remain unaffected.

     13. This Amended and Restated Consent of Banks and First Amendment to Amended and Restated Revolving Credit Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  TO THE END OF PAGE INTENTIONALLY LEFT BLANK


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  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed.

HALTER MARINE GROUP, INC.


BY:    _________________________             THE FIRST NATIONAL BANK OF CHICAGO
ITS:   _________________________
13085 Seaway Road
Gulfport, MS 39503                           BY:    _________________________
Telecopy number: (601) 897-4888              ITS:   _________________________
                                             One First National Plaza
                                             Suite 0324
WHITNEY NATIONAL BANK                        10th Floor
                                             Chicago, IL 60670
                                             Telecopy number: (312) 732-3055
BY:    _________________________
ITS:   _________________________
228 St. Charles Avenue                       THE BANK OF NOVA SCOTIA
New Orleans, LA 70130
Telecopy number: (504) 552-4622
                                             BY:    _________________________
                                             ITS:   _________________________
FIRST NATIONAL BANK OF COMMERCE              600 Peachtree Street NE
                                             Suite 2700
                                             Atlanta, GA 30308
BY:    _________________________             Telecopy number: (404) 888-8998
ITS:   _________________________
Energy Services Dept., 2nd Fl.
210 Baronne Street                           BANK ONE, LOUISIANA, N.A.
New Orleans, LA 70112
Telecopy number: (504) 561-1316
                                             BY:    _________________________
                                             ITS:   _________________________
HIBERNIA NATIONAL BANK                       201 St. Charles Avenue
                                             Suite 1410
                                             New Orleans, LA 70170
BY:    _________________________             Telecopy number:
ITS:   _________________________
313 Carondelet Street
New Orleans, LA 70130                        THE BANK OF TOKYO -MITSUBISHI, LTD.
Telecopy number: (504) 533-5434

                                             BY:    _________________________
                                             ITS:   _________________________
                                             2001 Ross Avenue, LB118
                                             3150 Trammel Crow Center
                                             Dallas, TX 75201
                                             Telecopy number: (214) 954-1007

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

THE SUMITOMO BANK LIMITED


BY:    _________________________
ITS:   _________________________


BY:    _________________________
ITS:   _________________________
909 Fannin, Suite 3750
Houston, TX 77010
Telecopy number: (713) 759-1419

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